Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Silver Spike Investment Corp. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-K/A for the year ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-K/A for the year ended March 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2022	By:	/s/ Scott Gordon
Scott Gordon
Chief Executive Officer (Principal Executive Officer)